UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 26, 2010
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 26, 2010, Energy Transfer Partners, L.P. (“ETP”) completed the transfer of the membership interests (the “Redemption Transaction”) in ETC Midcontinent Express Pipeline III, L.L.C. (“ETC III”) to Energy Transfer Equity, L.P. (“ETE”) pursuant to the Redemption and Exchange Agreement (the “Redemption Agreement”) between ETP and ETE, dated as of May 10, 2010. ETC III owns a 49.9% membership interest in Midcontinent Express Pipeline, LLC (“MEP”), ETP’s joint venture with Kinder Morgan Energy Partners, L.P. that owns and operates the Midcontinent Express Pipeline. In exchange for the membership interests in ETC III, ETP received and redeemed 12,273,830 ETP common units that were previously owned by ETE. The consideration payable under the Redemption Agreement is subject to post-closing purchase price adjustments, payable in cash, including adjustments based on changes in the working capital and long-term debt levels of MEP from those as of January 1, 2010 and any capital expenditures made by MEP after January 1, 2010. The completion of the Redemption Transaction also provided ETE with an option (the “Option”) to acquire the membership interests in ETC Midcontinent Express Pipeline II, L.L.C. (“ETC II”). ETC II owns a 0.1% membership interest in MEP. The Option may not be exercised until May 27, 2011.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the completion of the Redemption Transaction and the related transactions whereby ETE acquired a 100% equity interest in the general partner entities of Regency Energy Partners LP (“Regency”) and contributed its ownership interest in ETC III and its rights under the Option acquired pursuant to the Redemption Transaction to a subsidiary of Regency (collectively, the “Regency Transactions”), on May 26, 2010, John D. Harkey, Jr. and John W. McReynolds resigned from the Board of Directors of Energy Transfer Partners, L.L.C., the general partner of Energy Transfer Partners GP, L.P., which in turn is the general partner of ETP. Both Mr. Harkey and Mr. McReynolds will continue to serve on the Board of Directors of LE GP, LLC, the general partner of ETE.
Item 7.01. Regulation FD Disclosure.
     On May  26, 2010, ETP issued a press release announcing the completion of the Regency Transactions. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of the Exhibit

Exhibit 2.1	Redemption and Exchange Agreement, dated May 10, 2010, by and among Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of Energy Transfer Partners, L.P. filed on June 2, 2010).

Exhibit 99.1*	Press release of Energy Transfer Partners, L.P. dated as of May 26, 2010.

*	Filed or furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P. By: Energy Transfer Partners GP, L.P., its general partner By: Energy Transfer Partners, L.L.C. its general partner
Date: June 2, 2010	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 2.1	Redemption and Exchange Agreement, dated May 10, 2010, by and among Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of Energy Transfer Partners, L.P. filed on June 2, 2010).

Exhibit 99.1*	Press release of Energy Transfer Partners, L.P. dated as of May 26, 2010.

*	Filed or furnished herewith.